UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2026

BYNORDIC ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-41273	85-4529780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

501 Silverside Road # 1001
Wilmington, DE	19809
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +46 707 29 41

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001, and one-half of one redeemable warrant	BYNOU	OTC Pink Limited Market
Class A common stock, par value $0.0001 per share	BYNO	OTC Pink Limited Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	BYNOW	OTC Pink Limited Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its stockholders at the annual meeting of stockholders held on August 6, 2026 (the “Annual Meeting”), byNordic Acquisition Corporation (the “Company”) filed an amendment to its Amended and Restated Certificate of Incorporation (the “Charter”) with the Delaware Secretary of State on August 7, 2026 (the “Charter Amendment”), to modify the terms and extend the date (the “Termination Date”) by which the Company has to consummate a business combination by allowing the Company, through resolution of the board of directors without another stockholder vote, to elect to extend the Termination Date by one month each time from August 12, 2026 to August 12, 2027, or such earlier date as determined by the Board in its sole discretion, unless the closing of a business combination shall have occurred prior thereto.

The Charter Amendment is filed as Exhibit 3.1 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 6, 2026, the Company held the Annual Meeting via teleconference at 9:00 a.m. Eastern Time. On July 8, 2026, the record date for the Annual Meeting, there were 7,126,743 shares of common stock of the Company entitled to be voted at the Annual Meeting, 5,914,417 shares of common stock of the Company or approximately 82.99% of which were represented in person or by proxy, constituting a quorum.

1. Extension Amendment Proposal

Stockholders approved the proposal (the “Extension Amendment Proposal”) to amend the Amended and Restated Certificate of Incorporation to extend the date by which the Company has to consummate a Business Combination by allowing the Company, through board resolution without another stockholder vote, to elect to extend the Termination Date by one month each time from August 12, 2026 to August 12, 2027, or such earlier date as determined by the Board, unless the closing of a Business Combination occurs first. Approval of the Extension Amendment Proposal required the affirmative vote of at least 65% of the issued and outstanding shares of common stock. The voting results were as follows:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
5,913,418	999	0	0

2. Adjournment Proposal

Stockholders approved the proposal (the “Adjournment Proposal”) to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, or to establish a quorum, or for such other reasons as the Board may determine. Approval of the Adjournment Proposal required the affirmative vote of at least a majority of votes cast by holders present by telephone or proxy and entitled to vote. The voting results were as follows:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
5,913,418	999	0	0

Item 8.01. Other Events.

Shares Tendered for Redemption

In connection with the stockholders’ vote at the Annual Meeting on August 6, 2026, 215,488 shares were tendered for redemption. The gross balance in the Trust Account was $5,751,324.10, and the tax withdrawal was $0.00. The net Trust Account balance available to public holders was $5,751,324.10. The aggregate redemption payments totaled $2,837,690.18, leaving a net Trust Account balance after redemptions of $2,913,633.92 and 221,255 shares remaining after redemption.

Extension of Business Combination Period to September 12, 2026

As previously discussed, on August 6, 2026, the Company held an annual meeting of stockholders to consider, among other things, proposals to amend its Amended and Restated Certificate of Incorporation in order to extend the time the Company has to consummate a business combination by allowing the Company, through resolution of the board of directors without another stockholder vote, to elect to extend the Termination Date by one month each time from August 12, 2026 to August 12, 2027, or such earlier date as determined by the board of directors in its sole discretion, unless the closing of a business combination shall have occurred prior thereto.

On August 10, 2026, the Company funded the extension by depositing $8,850.20 into the Trust Account, calculated as the lesser of $10,000 per month or $0.04 per share per month based on 221,255 shares remaining after redemption, thereby extending the time available to the Company to consummate its initial business combination from August 12, 2026 to September 12, 2026.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, the Company’s cash position and cash held in the Trust Account and any proposed remediation measures with respect to identified material weaknesses. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Charter Amendment to the Amended and Restated Certificate of Incorporation of byNordic Acquisition Corporation dated August 7, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2026	BYNORDIC ACQUISITION CORPORATION

	By:	/s/ Thomas Fairfield
	Name:	Thomas Fairfield
	Title:	Chief Financial Officer

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